Exhibit 10.1

AMENDMENT NO. 2 TO
EXECUTIVE EMPLOYMENT AGREEMENT

This AMENDMENT NO. 2 TO EXECUTIVE EMPLOYMENT AGREEMENT (the “Amendment”) is made and entered into as of the 5th day of May, 2009, by and between AMERIS BANCORP, a Georgia corporation (“Employer”), and C. JOHNSON HIPP, III, an individual resident of the State of South Carolina (“Executive”).

W I T N E S S E T H:

WHEREAS, Employer and Executive have entered into that certain Executive Employment Agreement dated as of September 5, 2006, as amended by that certain Amendment No. 1 to Executive Employment Agreement dated as of December 30, 2008 (as so amended, the “Agreement”), and the parties wish to amend the Agreement as provided herein;

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein, the parties hereto do hereby agree as follows:

1. Amendment of Agreement.  Section 3 of the Agreement is hereby amended by (i) deleting all references therein to “September 5, 2008” and substituting therefor “December 31, 2009” and (ii) deleting the separate reference therein to “September 5” and substituting therefor “December 31”.

2. Miscellaneous.  The existing terms and conditions of the Agreement shall remain in full force and effect except as such terms and conditions are specifically amended by, or conflict with, the terms of this Amendment.  This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of Georgia, without regard to the conflicts of laws principles thereof.  This Amendment may be executed simultaneously in counterparts, each of which will be deemed an original, and all of which together will constitute one and the same instrument.  Executed counterparts may be delivered via facsimile transmission.

IN WITNESS WHEREOF, Executive has executed and delivered this Amendment, and Employer has caused this Amendment to be executed and delivered by its duly authorized officer, all as of the day and year first above written.

AMERIS BANCORP

By:           /s/ Edwin W. Hortman, Jr.
Name:      Edwin W. Hortman, Jr.
Title:        President and Chief Executive Officer

/s/ C. Johnson Hipp, III
              C. JOHNSON HIPP, III